Exhibit 99.1
MedQuist Announces Plans to Hold a Meeting of Shareholders
and to Apply for Listing on NASDAQ
MT. LAUREL, N.J.—(BUSINESS WIRE)—October 15, 2007—MedQuist Inc. (Pink Sheets: MEDQ.PK) today announced plans to file a preliminary proxy statement with the Securities and Exchange Commission (SEC) regarding an upcoming annual meeting of its shareholders and to apply for listing on NASDAQ.
The Company became current in its periodic reporting obligations with the SEC on October 4, 2007 with the filing of its Form 10-Q for the second quarter of 2007. The Company now meets the applicable securities law requirements for soliciting proxies in connection with an annual meeting of shareholders for the first time since 2003, the year in which the Company last held an annual meeting. The Company anticipates filing a preliminary proxy statement on or about November 9, 2007, the date on which it anticipates filing its Form 10-Q for the third quarter of 2007 with the SEC. The Company plans on holding the annual meeting within thirty days of the date on which a definitive proxy statement is mailed to its shareholders. At the annual meeting, shareholders will be asked to, among other things, elect individuals to serve on the Company’s Board of Directors. The Company has received director nominations from a minority shareholder which will be reviewed by the Nominating Committee.
The Company also intends to apply for listing of its common stock on the NASDAQ Global Select Market on or about November 9, 2007. The Company’s common stock has traded on the over-the-counter “Pink Sheets” market under the symbol “MEDQ.PK” since June 16, 2004, the date on which its common stock was delisted from the NASDAQ National Market.
NOTICE TO SHAREHOLDERS:
In connection with the Company’s upcoming annual meeting of shareholders, the Company will be filing a proxy statement and potentially other relevant documents concerning the annual meeting with the SEC. BEFORE MAKING ANY DECISION REGARDING ANY OF THE BUSINESS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING, SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations, MedQuist Inc., 1000 Bishops Gate Blvd., Suite 300, Mt. Laurel, NJ 08054. In addition, documents filed with the SEC will be available at no charge on the SEC’s website at www.sec.gov. The Company and its executive officers and directors may, under SEC rules, be deemed to be participants in the solicitation of proxies from shareholders of the Company in connection with the upcoming annual meeting. Certain information about such individuals (including their ownership of shares of the Company’s common stock) is set forth in the Company’s Form 10-K for the year ended December 31, 2006, which is available free of charge from the SEC and the Company as indicated above.
About MedQuist:
MedQuist is a leading provider of clinical documentation workflow solutions in support of the electronic health record. MedQuist provides electronic medical transcription, health information and document management products and services, including digital dictation, speech recognition, Web- based transcription, electronic signature, medical coding, mobile dictation devices, and outsourcing services.

Disclosure Regarding Forward-Looking Statements:
Some of the statements in this Press Release constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are not historical facts but rather are based on the Company’s current expectations, estimates and projections regarding the Company’s business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates” and similar expressions are used to identify these forward-looking statements. The forward-looking statements contained in this Press Release include, without limitation, statements about (i) the timing of and business to be brought before an upcoming annual meeting of the shareholders of MedQuist, (ii) MedQuist making future filings with the SEC, and (iii) MedQuist applying for listing on the NASDAQ Global Select Market. These statements are only predictions and as such are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. For a discussion of these risks, uncertainties and assumptions, any of which could cause our actual results to differ from those contained in the forward-looking statement, see the section of MedQuist Annual Report on Form 10-K for the year ended December 31, 2006, entitled “Risk Factors” and discussions of potential risks and uncertainties in MedQuist’s subsequent filings with the SEC.
Web site: http://www.medquist.com
CONTACT: Kathleen Donovan
Chief Financial Officer of MedQuist Inc.
+1-856-206-4000
SOURCE: MedQuist